As Filed with the Securities and Exchange Commission on July 31, 2007
Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-113834)

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
____________________
Post-Effective Amendment No. 2 To Form S-3 REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933
____________________
ARMOR HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	52-3392443 (I.R.S. Employer Identification No.)
13386 International Parkway Jacksonville, Florida 32218 (Address of Principal Executive Offices)
____________________
(For Co-Registrants, please see "Table of Co-Registrants" on the following page) ____________________

Walter P. Havenstein
Principal Executive Officer and Director
Armor Holdings, Inc.
13386 International Parkway
Jacksonville, Florida 32218
(904)  741-5400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Sheila C. Cheston
Senior Vice President, General Counsel and Secretary
BAE Systems, Inc.
1601 Research Boulevard
Rockville, Maryland 20850
(301) 838-6000

TABLE OF CO-REGISTRANTS

Name	State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
911EP, Inc.	Delaware	13-4213473
Armor Holdings Aerospace & Defense, Inc. (f/k/a AHI Bulletproof Acquisition Corp.)	Delaware	05-0592796
AHI Properties I, LLC (f/k/a AHI Properties I, Inc.)	Delaware	01-0718252
AI Capital Corp.*	Arizona	86-0768865
Armor Brands, Inc.	Delaware	80-0051043
ArmorGroup Services, LLC*	Delaware	52-2295786
Armor Holdings Forensics, L.L.C. (f/k/a Armor Holdings Forensics, Inc.)	Delaware	59-3678749
Armor Holdings GP, LLC	Delaware	59-3678751
Armor Holdings LP, LLC	Delaware	59-3678750
Armor Holdings Mobile Security, L.L.C.	Delaware	59-3753134
Armor Holdings Payroll Services, LLC	Delaware	42-1563404
Armor Holdings Products, L.L.C. (f/k/a Armor Holdings Products, Inc.)	Delaware	59-2044869
Armor Holdings Properties, Inc.	Delaware	59-3410197
Armor Safety Products Company	Delaware	43-1960312
ASD Capital Corp.*	Arizona	86-0789385
B-Square, Inc.*	Texas	75-2508507
Break-Free Armor Corp.*	Delaware	05-0592799
Break-Free, Inc.*	Delaware	33-0367696
Casco International, Inc.*	New Hampshire	02-0361726
CCEC Capital Corp. *	Arizona	86-0763929
CDR International, Inc.	Delaware	56-2010802
Defense Technology Corporation of America	Delaware	83-0318312
Hatch Imports, Inc.	California	95-2497492
Identicator, Inc.*	Delaware	59-3756251
International Center for Safety Education, Inc.*	Arizona	86-0787589
Monadnock Lifetime Products, Inc.	Delaware	02-0528875
Monadnock Lifetime Products, Inc.	New Hampshire	02-0303656
Monadnock Police Training Council, Inc.*	New Hampshire	02-0423584
NAP Properties, Ltd.	California	95-4230863
NAP Property Managers, LLC	California	33-0755818
Network Audit Systems, Inc.*	Delaware	16-1558713
New Technologies Armor, Inc.	Delaware	93-1221356
ODV Holdings Corp.*	Delaware	81-0644583
Centigon USA, LLC (f/k/a O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.)	Delaware	31-1258139

Pro-Tech Armored Products of Massachusetts, Inc.	Massachusetts	04-2989918
Ramtech Development Corp*	Delaware	05-0592801
Safari Land Ltd., Inc.	California	95-2291390
Safariland Government Sales, Inc.	California	33-0798807
SAI Capital Corp.*	Arizona	86-0772587
Simula Aerospace & Defense Group, Inc.	Arizona	86-0742551
Simula, Inc.	Arizona	86-0320129
Simula Polymers Systems, Inc.*	Arizona	86-0979231
Simula Technologies, Inc.*	Arizona	86-0842935
Simula Transportation Equipment Corporation*	Arizona	86-0742552
Speedfeed Acquisition Corp.*	Delaware	03-0419829
The O'Gara Company*	Ohio	31-1726886

The name, address, including zip code, and telephone number of the agent for service of process of these entities is Walter B. Havenstein at 13386 International Parkway, Jacksonville, Florida 32218, telephone number (904) 741-5400.

*These entities were originally parties to the registration statement, but no longer exist or are no longer owned by Armor Holdings, Inc. or its direct or indirect subsidiaries. See the Explanatory Note under “Deregistration of Securities”.

Deregistration of Securities

Pursuant to Rule 478(a)(4) under the Securities Act of 1933, as amended, Armor Holdings, Inc. (the “Company”) hereby withdraws from registration under this Post-Effective Amendment No. 2 any and all debt securities, shares of Preferred Stock, par value $0.01 per share, shares of Common Stock, par value $0.01 per share, debt and equity warrants and guarantees of debt securities of the Company (the “Securities”) originally registered under the Registration Statement on Form S-3 (File No. 333-113834) which have not been issued.  Following the merger of the Company with Jaguar Acquisition Sub Inc., a wholly owned subsidiary of BAE Systems, Inc., such Securities will not be issued or sold.

Explanatory note: Certain of the co-registrants are no longer in existence or are no longer owned by the Company or its direct or indirect subsidiaries. This Post-Effective Amendment is being signed by the Company and the remaining co-registrants on behalf of all registrants.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, Armor Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockville, Maryland, on the 31st day of July, 2007.

ARMOR HOLDINGS, INC.

By:

/s/ Walter P. Havenstein
Name: Walter P. Havenstein
Title: Principal Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Walter P. Havenstein	Principal Executive Officer and Director	July 31, 2007
Name: Walter P. Havenstein

/s/ Robert T. Murphy	Principal Financial Officer	July 31, 2007
Name: Robert T. Murphy

/s/ Gary C. Slack	Principal Accounting Officer	July 31, 2007
Name: Gary C. Slack

/s/ Sheila C. Cheston	Director	July 31, 2007
Name: Sheila C. Cheston

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) to be signed on their behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

911EP, INC.
ARMOR SAFETY PRODUCTS COMPANY
DEFENSE TECHNOLOGY CORPORATION OF AMERICA
MONADNOCK LIFETIME PRODUCTS, INC. (DE)
MONADNOCK LIFETIME PRODUCTS, INC. (NH)
PRO-TECH ARMORED PRODUCTS OF MASSACHUSETTS, INC.
SAFARILAND GOVERNMENT SALES, INC.
SAFARI LAND LTD, INC.

By:

/s/ Scott O’Brien
Name: Scott O’Brien
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glenn Heiar	Director	July 31, 2007
Name: Glenn Heiar

/s/ Scott O’Brien	Director and President (Principal Executive Officer)	July 31, 2007
Name: Scott O’Brien

/s/ Ian Graham	Director	July 31, 2007
Name: Ian Graham

/s/ Mark Williams	Treasurer (Principal Financial Officer)	July 31, 2007
Name: Mark Williams

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

AHI PROPERTIES I, LLC (f/k/a AHI PROPERTIES I, INC.)

By:

/s/ Glenn Heiar
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glenn J. Heiar	Manager and President (Principal Executive Officer)	July 31, 2007
Name: Glenn J. Heiar

/s/ Ian Graham	Manager and Vice President	July 31, 2007
Name: Ian Graham

/s/ Ken Fredericks	Manager	July 31, 2007
Name: Ken Fredericks

/s/ H. Douglas Goforth	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR BRANDS, INC.

By:

/s/ Glenn Heiar
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glenn J. Heiar	President and Director (Principal Executive Officer)	July 31, 2007
Name: Glenn J. Heiar

/s/ H. Douglas Goforth	Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

/s/ Ian Graham	Director	July 31, 2007
Name: Ian Graham

/s/ Ken Fredericks	Director	July 31, 2007
Name: Ken Fredericks

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS FORENSICS, L.L.C. (f/k/a ARMOR HOLDINGS FORENSICS, INC.)

By:

/s/ Scott O’Brien
Name: Scott O’Brien
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott O’Brien	Manager and President (Principal Executive Officer)	July 31, 2007
Name: Scott O’Brien

/s/ Glenn Heiar	Manager	July 31, 2007
Name: Glenn Heiar

/s/ Ian Graham	Manager, Vice President and Secretary	July 31, 2007
Name: Ian Graham

/s/ Mark Williams	Treasurer (Principal Financial Officer)	July 31, 2007
Name: Mark Williams

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS GP, LLC

By:

/s/ Glenn Heiar
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glenn J. Heiar	Manager and President (Principal Executive Officer)	July 31, 2007
Name: Glenn J. Heiar

/s/ Ian Graham	Manager, Vice President and Secretary	July 31, 2007
Name: Ian Graham

/s/ H. Douglas Goforth	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

/s/ Ken Fredericks	Manager	July 31, 2007
Name: Ken Fredericks

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS LP, LLC

By:

*
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Manager and President (Principal Executive Officer)	July 31, 2007
Name: Glenn J. Heiar

/s/ H. Douglas Goforth	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

/s/ Ken Fredericks	Manager	July 31, 2007
Name: Ken Fredericks

/s/ Ian Graham	Manager	July 31, 2007
Name: Ian Graham

*By:

/s/ Robert R. Schiller
Name: Robert R. Schiller
Title: Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS MOBILE SECURITY, L.L.C.

By:

/s/ Gary Allen
Name: Gary Allen
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary Allen	Manager and President (Principal Executive Officer)	July 31, 2007
Name: Gary Allen

/s/ John Belza	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: John Belza

/s/ Ian Graham	Manager	July 31, 2007
Name: Ian Graham

/s/ Glenn Heiar	Manager	July 31, 2007
Name: Glenn Heiar

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS PAYROLL SERVICES, LLC

By:

*
Name: Glenn Heiar
Title: Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Manager	July 31, 2007
Name: Glenn J. Heiar

/s/ Scott O’Brien	Manager	July 31, 2007
Name: Scott O’Brien

/s/ Ian Graham	Manager	July 31, 2007
Name: Ian Graham

/s/ Mark Williams	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: Mark Williams

*By:

/s/ Robert R. Schiller
Name: Robert R. Schiller
Title: Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS PRODUCTS, L.L.C. (f/k/a ARMOR HOLDINGS PRODUCTS, INC.)

By:

/s/ Scott O’Brien
Name: Scott O’Brien
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott O’Brien	Manager and President (Principal Executive Officer)	July 31, 2007
Name: Scott O’Brien

/s/ Glenn Heiar	Manager	July 31, 2007
Name: Glenn Heiar

/s/ Ian Graham	Manager, Vice President and Secretary	July 31, 2007
Name: Ian Graham

/s/ Mark Williams	Treasurer (Principal Financial Officer)	July 31, 2007
Name: Mark Williams

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS PROPERTIES, INC.

By:

*
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director and President (Principal Executive Officer)	July 31, 2007
Name: Glenn J. Heiar

/s/ Ian Graham	Director, Vice President and Secretary	July 31, 2007
Name: Ian Graham

/s/ Ken Fredericks	Director	July 31, 2007
Name: Ken Fredericks

/s/ H. Douglas Goforth	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

*By:

/s/ Robert R. Schiller
Name: Robert R. Schiller
Title: Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

CDR INTERNATIONAL, INC.

By:

*
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director and President (Principal Executive Officer)	July 31, 2007
Name: Glenn J. Heiar

/s/ H. Douglas Goforth	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

/s/ Ian Graham	Manager	July 31, 2007
Name: Ian Graham

/s/ Ken Fredericks	Manager	July 31, 2007
Name: Ken Fredericks

*By:

/s/ Robert R. Schiller
Name: Robert R. Schiller
Title: Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

NAP PROPERTIES, LTD.

By: NAP Property Managers, LLC, as General Partner

By: Armor Holdings Properties, Inc., as Managing Member

By:

/s/ Glenn Heiar
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glenn J. Heiar	Director and President of Armor Holdings	July 31, 2007
Name: Glenn J. Heiar	Properties, Inc., Managing Member of General Partner of NAP Properties, Ltd. (Principal Executive Officer)

/s/ Ian Graham	Director	July 31, 2007
Name: Ian Graham

/s/ Ken Fredericks	Director	July 31, 2007
Name: Ken Fredericks

/s/ H. Douglas Goforth	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

NAP PROPERTY MANAGERS, LLC

By: Armor Holdings Properties, Inc., as Managing Member

By:

/s/ Glenn Heiar
Name: Glenn Heiar
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glenn J. Heiar	Director and President of Armor Holdings	July 31, 2007
Name: Glenn J. Heiar	Properties, Inc., Managing Member of NAP Property Managers, LLC (Principal Executive Officer)

/s/ Ian Graham	Director	July 31, 2007
Name: Ian Graham

/s/ Ken Fredericks	Director	July 31, 2007
Name: Ken Fredericks

/s/ H. Douglas Goforth	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: H. Douglas Goforth

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

NEW TECHNOLOGIES ARMOR, INC.

By:

/s/ Scott O’Brien
Name: Scott O’Brien
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott O’Brien	Director and President (Principal Executive Officer)	July 31, 2007
Name: Scott O’Brien

*	Director	July 31, 2007
Name: Glenn J. Heiar

/s/ Ian Graham	Director, Vice President and Secretary	July 31, 2007
Name: Ian Graham

/s/ Mark Williams	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: Mark Williams

*By:

/s/ Robert R. Schiller
Name: Robert R. Schiller
Title: Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

CENTIGON USA, LLC (f/k/a O'GARA-HESS & EISENHARDT ARMORING COMPANY, L.L.C.)

By:

/s/ Gary Allen
Name: Gary Allen
Title: President and Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glenn J. Heiar	Manager	July 31, 2007
Name: Glenn J. Heiar

/s/ Gary Allen	Manager, President (Principal Executive Officer)	July 31, 2007
Name: Gary Allen

/s/ Ian Graham	Manager, Vice President and Secretary	July 31, 2007
Name: Ian Graham

/s/ John Belza	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: John Belza

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) to be signed on their behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

ARMOR HOLDINGS AEROSPACE & DEFENSE, INC. (f/k/a AHI BULLETPROOF ACQUISITION CORP.)
SIMULA AEROSPACE & DEFENSE GROUP, INC.
SIMULA, INC.

By:

*
Name: Robert Mecredy
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director and President (Principal Executive Officer)	July 31, 2007
Name: Robert Mecredy

*	Director	July 31, 2007
Name: Glenn J. Heiar

/s/ John Richter	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: John Richter

/s/ Ian Graham	Director and Vice President	July 31, 2007
Name: Ian Graham

*By:

/s/ Robert R. Schiller
Name: Robert R. Schiller
Title: Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the entity listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-3 (File No. 333-113834) to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 31st day of July, 2007.

HATCH IMPORTS, INC.

By:

/s/ Scott O’Brien
Name: Scott O’Brien
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-113834) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott O’Brien	Director and President (Principal Executive Officer)	July 31, 2007
Name: Scott O’Brien

*	Director	July 31, 2007
Name: Glenn J. Heiar

*	Vice President and Treasurer (Principal Financial Officer)	July 31, 2007
Name: Mark Williams

/s/ Ian Graham	Director and Vice President	July 31, 2007
Name: Ian Graham

*By:

/s/ Robert R. Schiller
Name: Robert R. Schiller
Title: Attorney-in-fact